Exhibit 10.99.1
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 Contract ID Code            Page 1 of Pages 2 2. Amendment/Modification No. 3. Effective Date 4. Requisition/Purchase Req. No, 5. Project No. (if applicable) 0024 Apr 21 , 2008 NTIA9110-8-37503 6. Issued By            Code F6001201 7. Administered By (If other than Item 6) Code DOC/NOAA/AGO            SEE BLOCK 6 STAFF OFFICE & EXTERNAL CLIENTS. AD 1305 EAST WEST HIGHWAY, RM 7601 SILVER SPRING, MD 20910 D1ANWER. TRICE 301-713-0838 x 102 3. Name and Address of Contractor (No, Street, County, and Zip Cods) (X) 9A. Amendment of Solicitation No. NEUSTAR, INC. Vendor ID; 00000 190 9B. Date (See Item 11) 46000 CENTER OAK PLAZA            DUNS: 112403295 STERLING V A 201666593 10A. Modification of Contract/Order No. CAGE: 3DXC3 X            SB 1335-02- W-0175 10B. Date (See Item 13) Oct 26, 2001 — Code            Facility Code —— — 11, THIS ITEM ONLY APPLIES TO AMENDMENTS_OF SOLICITATIONS The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers is extended is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items and 15. and returning ___copies of the amendment (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified, 12. Account™ and Appropriation Data (if required) See Schedule $ US 0.00 —— — 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. (x) A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No, in item 10A. -— — B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) Set fourth item 14, pursuant to the authority of FAR 43.103 (b) — C. This supplemental agreement is entered into pursuant to authority of; — X D. Other (Specify typo of modification and authority) 522.217-9: Option to Extend the Term of the Contract — E. IMPORTANT: Contractor X is not. is required to sign this document and return copies to the issuing office. —— — —— —— — 14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to exercise Option Period Four. This will extend the period of performance from April 24, 2008 through May 22, 2008. All other terms and conditions remain the same, and there is no additional cost to the government. Except as provided herein, all terms and conditions al the document referenced in item 9A or 10A. as heretofore changed, remains unchanged and in full force and effect. 15A, Name and Title of Signer (Type or Print) 16A. Name and title of Contracting Officer (Type or Print) DIANER. TRICE 301 -713-0838 x 1 02 Contract Specialist Diane. Trice@ noaa.gov 1 5B, ‘Contractor/0fferor 16B. United States of America 16C. Date Signed 1 5C. Date Signed Apr 21, 2008 — (Signature of person authorized to sign) (Signature of Contracting Officer) —— — NSN 7540-01-152-8070 30-105 STANDARD FORM 30 (REV- 10-83] PREVIOUS EDITIONS UNUSABLE Prescribed by GSA FAR (48 CFR) 53.243

SCHEDULE

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0012	Option Period Four	1	EA	0.00	0.00
	Period of Performance: 30 days beginning April 24, 2008 through May 22, 2008.

	Accounting and Appropriation Data:
	61.08.1050012.100.0012.010101000.08000000000
	00000.25990000.000000

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 . Contract ID Code Page 1 of Pages 2
2. Amendment/Modification No.3. Effective Date 4. Requisition/Purchase Req No.5. Project No. (if applicable)
0025 May 27, 2008 NTIA91 10-8-39832
6. Issued By CodeF600120l 7. Administered By (If other than Item 6}Code
DOC/NOAA/AGO SEE BLOCK 6
STAFF OFFICE & EXTERNAL CLIENTS,AD
1305 EAST WEST HIGHWAY, RM 7601
SILVER SPRING, MD 20910
DIANE R. TRICE 301 713-0838x102
8. Name and Address of Contractor (No., Street, County, end Zip Code) (X) 9A. Amendment of Solicitation No.
NEUSTAR, INC. Vendor ID; 00000190 9B. Date (See Item 11)
46000 CENTER OAK ‘LAZA DUNS: 112403295 STERLING V A 20166 593 10A. Modification of Contract/Order No.
CAGE: 3DXC3 SBI335-02-W-017S
10B. Date (See Itemn 13)
Oct 26,2001
Code Facility Code 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
| | The above numbered solicitation is amended as setforth in item 14. Thehourand date specifiad for receipt of Offers |is extended | |isnot extended. Offers must acknowledge i iceiptof this amendment prior to the hour and date specified In the solicitation or as amended, by one of the following methods: (a) By completing Items 8: id 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separ: e letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED T THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUF: JFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or tetter, provided each telegi im or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. Accounting and Appropriation Data (If required) Schedule $ US See 0.00 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF (x) CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM U. A. This change order 5 issued pursuant to: (Specify X E. 1 authority) The changes set forth In item 14 are made in the Contract Order No. in item 10A. B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation dele, etc.) Set fourth item 14 pursuant to the authority of FAR 43. 103 (bl C. This supplemental agreement is entered Into pursuant to authority of:
D. Other (Specify tyyp of modification and authority) FAR 52.2 1 7-9 1 option to extend term of the contract E. IMPORTANT: Contractor [X|is not, | | Is required to sign this document and return copies to the Issuing office.
The Purpose of this Modification is to exercise the option to extend the performance period of this contract for the period of 5/23/2008 • 5/21/2008, at no additional cost. The option is exercised as a continuing requirement due to receipt of protest for Contract DG1335-08-CN-0002. All other terms and conditions remain unchanged.
Except as provided herein, all items and conditions of the document referenced in item 9A or 10DA. as heretofore changed, remains unchanged and in full force and effect } 154 Name and Tide of Si. : ler (Type or Print) 16A, Name and title of Contracting type of print tint) DIANER. TRICE 301-713-0838x102 Contract Specialist Diane.Trice@noaa.gov 15B. Contractor/Offeror 15C. Date Signed 16B. unnited\states of America 1SC, Date Signed (Slqnature of person authorized to sign) (SignatursofContracBnq Officer) NSN 7540-01 -152-8070 30-105 STANDARD FORM 30 (REV. 10-83) PREVIOUS EDITIONS UNI SABLE Prescribed by GSA FAR (46 CFR) 53.243

SCHEDULE

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount
0013	Option Period Five	1	EA	0.00	0.00
	Period of Performance: 30 days beginning May 23, 2008 through June 21, 2008.

	Accounting and Appropriation Data:
	61.08.1050012.100.0012.010101000.08000000000
	00000.25990000.000000

2. Amendment/Modtfication No. 3. Effective Dale 4 5 Project No of applicable no:!, Jun 20, 2008 Requisition/Purchase Req No. NTIA 911-10-8-11867 6. Issued By I)(X’ NUAA M>0 CODE F600120 7 Administered By Code STAFF OFFICE & EXTERNAL CLIENTS,AD (if other than Item 1305 EAST WEST HIGHWAY, RM 7601 61 SEE BLOCK 6 SILVER SPRING, MD 20910 DIANER, TRICE 301-713-0838 X 102 Name and Address of Contractor (No. Street. County. and Zip Code (X) 9A Amendment of Solications No NEUSTAR, INC. Vendor ID 9b date (see item 11) 00000190 46000 CENTER OAK PLAZA DUNS: 11240329 STERLING 1 CA Modification of Contract Order No. VA 201000593 CAGE: 3DXC3 i \ SB 1335-02-w-0175 10B. Date (See Item 13) Oct 26, 2001 Code Facility Code 11. THIS ITEM ONLY APPLIES TO AMENDMENTS SOLICITATIONS The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of offers is extended. Offers must acknowledge receipt of this amendment prior to the hour date specified in the Solication or as amended by one of the following method (a) By completing items 8 and 15, and returning copies of the amendmenl: (b) By acknowledging recept of this amendment on each copy of the offer submitted . or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDE. WENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may he made by telegram or Ietter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior the opening hour and date specified 12 Accounting and Appropriation Data (if required) See Schedule 0.00 1,3 THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT OR ‘”.”••;TRACT.ORDER NO AS DESCRIBED IN ITEM 14 (x) A. This change order 6 issued pursuant to (Specify authority The changes set form in item 14 are made in the Contract No. in Item 10A B. The above numbered Contract ‘Order is modified to reflect the administrative changes (such as changes in paying office appropriation date tec.) Set fourth item 14 pursuant la the authority of FAR 43.103 (b)C, This supplemental agreement is entered into pursuant to authority of D Other (Specify type of modificaion and authority 52.2.217-9’ Option to extend term of the LMiilfac! E. IMPORTANT: Cortractor | X | is not.| is required to Sign this document and return ralarr. copies to the issuing office K. Description of Aendment Modification (Organized by UCF section heading’s, including solicition contract subject matter where feasible The purpose of this modification is to exercise the option to extend the 30 day period of performance beginning June 22. 2008 through July 21. 2008. for no additional cost. The opiion is exercised as a continuing requirement due to the receipt of protest for contract DGI 335-08-CN-0002. All other terms and conditions remain unchanged.. 15A Name and Title of Sigeri (Type or Print) Diane : Triee noaa.gov 15B. Contractor-Officer 16B. United States of America Dale Signed 15c. DateSigneD [Signature of (Signature of Contracting officer) person authorized to sign) MSN 7540-01-152- S070 30-105standard form 30 ,. PREVIOUS COITIONS UNUSABLE Prescribed hy H3A FAF F4fl CFR- 5 24,1

SCHEDULE

Item No.	Supplies/Services	Quantity	Unit	Unit Price	Amount

0014	Option Period Six Period of Performance: 30 days beginnings June 22, 2008 through July 21, 2008.	0	EA	0.00	0.00

	Accounting and Appropriation Data :
	61.08.1050012.100.0012.010101000.08000000000 00000.25990000.000000